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McGregor Joins Broadcom as President and CEO

IRVINE, Calif. – January 3, 2004 – Broadcom Corporation (Nasdaq: BRCM) announced that Scott A. McGregor today joined the company as President and Chief Executive Officer and a member of the Board of Directors, following his formal election to those positions by the Broadcom Board of Directors.

McGregor, 48, who most recently served as President and CEO of the Philips Semiconductors division of Royal Philips Electronics in The Netherlands, started work today in his new position at Broadcom’s headquarters in Irvine, Calif. In its October 26, 2004 announcement regarding McGregor’s appointment, the company noted that his start date would be today.

McGregor succeeds Alan E. “Lanny” Ross, a semiconductor industry veteran and long-time member of Broadcom’s Board of Directors who took on the additional position of President and CEO in January 2003. At that time, Ross, who is 69, said he would stay on as CEO until the company found a long-term successor. Ross will continue to serve on the Board of Directors.

About Broadcom
Broadcom Corporation is a leading provider of highly integrated semiconductor solutions that enable broadband communications and networking of voice, video and data services. We design, develop and supply complete system-on-a-chip (SoC) solutions incorporating digital, analog, radio frequency (RF), microprocessor and digital signal processing (DSP) technologies, as well as related hardware and software system-level applications. Our diverse product portfolio addresses every major broadband communications market and includes solutions for digital cable and satellite set-top boxes; high definition television (HDTV); cable and digital subscriber line (DSL) modems and residential gateways; high-speed transmission and switching for local, metropolitan, wide area and storage networking; home and wireless networking; cellular and terrestrial wireless communications; Voice over Internet Protocol (VoIP) gateway and telephony systems; broadband network and security processors; and SystemI/O™ server solutions. These technologies and products support our core mission: Connecting everything®.

Broadcom is headquartered in Irvine, Calif., and may be contacted at 1-949-450-8700 or at www.broadcom.com.

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